UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 29, 2015

Enhance Skin Products Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52755	84-1724410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West Liberty Street, Suite 880, Reno NV	80246
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 306--2493

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective September 29, 2015, Enhance Skin Products Inc. (the “Company”) entered into a Loan Agreement (Amendment 3) with Mercuriali Ltd. and Samuel Asculai. Mercuriali Ltd is a company controlled by Donald Nicholson, the Company’s President & CEO, and Dr Asculai is the Company’s Chairman and Chief Scientific Officer. This agreement amends loan agreements between the parties dated March 4, 2013 and March 3, 2014 and provides for a loan of US$45,000 from Mercuriali Ltd. and Samuel Asculai in the event no additional third party monies are received by the Company.  Upon certain conditions set out in the Loan Agreement (Amendment 3), the amounts so loaned by Mercuriali Ltd. and Samuel Asculai will be convertible into common shares of the Company at the lower of $0.0047753 or the conversion price at which the promissory note the Company issued to Vis Vires converts.  The Vis Vires promissory note was filed as an exhibit to the Company’s Form 8-K filed on June 25, 2015.

The price of $0.0047753 was set at 58% of the average of the lowest three closing trading prices for the common stock during the ten trading days prior to September 25, 2015, on the calculation basis described in the Vis Vires promissory note.

The Company is currently in the process of reformulating its first six products and has engaged a design consultancy to update its brand identity and packaging for the Visible Youth consumer and professional brand. In the opinion of the Board the additional loan amount increases the Company’s financial flexibility in the near term.

The foregoing description of the Loan Agreement (Amendment 3) does not purport to be complete and is qualified in its entirety by reference to the text of the Loan Agreement (Amendment 3), which is attached hereto as Exhibit 10.1.

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.03 – CREATION OF A DIRECT FINANCIAL OBLIGATION

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02 – UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The above securities were issued pursuant to the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

10.1	Loan Agreement (Amendment 3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enhance Skin Products Inc.

By:	/s/ Donald Nicholson
Donald Nicholson
President/CEO, Principal Executive Officer

Dated: October 4, 2015